SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2003

NEW FOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29811	33-0404910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2584 Junction Avenue, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 919-1500

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Press release issued by New Focus, Inc. dated October 28, 2003

Item 12.	Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 28, 2003, New Focus, Inc. issued a press release announcing third quarter 2003 financial results. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FOCUS, INC.

/s/ WILLIAM L. POTTS, JR.

William L. Potts, Jr. Chief Financial Officer and Secretary

Date: October 28, 2003